SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   December 21, 2005
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                       BestNet Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482              86-1006416
 ---------------------------    ----------------------        ------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



              2850 Thornhills Ave. SE, Suite 104, Grand Rapids, MI  49546
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                    (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
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


ITEM 9.01. Financial Statements and Exhibits

     BestNet Communications Announces Medical Advisor

     Exhibits       Title

       99 Press release, issued by BestNet Communications Corporation Dated December 21, 2005

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer


     Date: December 22, 2005